Putnam VT Sustainable Leaders Fund
The fund's portfolio
9/30/19 (Unaudited)

COMMON STOCKS (99.6%)(a)
	Shares	Value
Banks (3.9%)
Bank of America Corp.	643,100	$18,759,227
First Republic Bank	49,142	4,752,031
Webster Financial Corp.	135,700	6,360,259

		29,871,517
Beverages (1.5%)
Heineken NV (Netherlands)	107,883	11,659,938

		11,659,938
Biotechnology (1.8%)
Amgen, Inc.	19,700	3,812,147
Vertex Pharmaceuticals, Inc.(NON)	57,100	9,673,882

		13,486,029
Building products (1.3%)
Johnson Controls International PLC	232,600	10,208,814

		10,208,814
Capital markets (2.9%)
BlackRock, Inc.	41,900	18,672,316
EQT AB (Sweden)(NON)	338,226	3,005,331

		21,677,647
Chemicals (5.7%)
Ecolab, Inc.	21,900	4,337,076
Koninklijke DSM NV (Netherlands)(S)	94,450	11,365,217
Linde PLC	69,200	13,405,424
Novozymes A/S Class B (Denmark)	340,184	14,302,731

		43,410,448
Commercial services and supplies (—%)
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $15) (Private) (Germany)(NON)(F)(RES)	11	9
New Middle East Other Assets GmbH (acquired 8/2/13, cost $5) (Private) (Germany)(NON)(F)(RES)	4	3

		12
Consumer finance (0.2%)
Oportun Financial Corp. (acquired 6/23/15, cost $2,446,496) (Private)(NON)(F)(RES)	83,806	1,223,400

		1,223,400
Containers and packaging (1.3%)
Ball Corp.	135,900	9,894,879

		9,894,879
Electric utilities (1.4%)
NextEra Energy, Inc.	44,900	10,461,251

		10,461,251
Food and staples retail (2.7%)
Kroger Co. (The)	165,200	4,258,856
Walmart, Inc.	134,200	15,926,856

		20,185,712
Food products (1.2%)
McCormick & Co., Inc. (non-voting shares)	58,500	9,143,550

		9,143,550
Health-care equipment and supplies (6.7%)
Becton Dickinson and Co.	56,118	14,195,609
Cooper Cos., Inc. (The)	33,600	9,979,200
Danaher Corp.	135,800	19,613,594
Penumbra, Inc.(NON)(S)	51,333	6,903,775

		50,692,178
Hotels, restaurants, and leisure (4.8%)
Chipotle Mexican Grill, Inc.(NON)	16,300	13,699,661
Hilton Worldwide Holdings, Inc.	162,499	15,130,282
Vail Resorts, Inc.	33,100	7,532,236

		36,362,179
Household durables (—%)
HC Brillant Services GmbH (acquired 8/2/13, cost $15) (Private) (Germany)(NON)(F)(RES)	22	18

		18
Independent power and renewable electricity producers (1.8%)
AES Corp.	819,500	13,390,630

		13,390,630
Industrial conglomerates (3.2%)
Honeywell International, Inc.	81,700	13,823,640
Roper Technologies, Inc.	29,000	10,341,400

		24,165,040
Insurance (2.8%)
AXA SA (France)	480,473	12,270,097
Prudential PLC (United Kingdom)	483,710	8,772,495

		21,042,592
Interactive media and services (3.4%)
Alphabet, Inc. Class A(NON)	6,236	7,615,029
Alphabet, Inc. Class C(NON)	11,507	14,027,033
Pinterest, Inc. Class A(NON)(S)	165,234	4,370,439

		26,012,501
Internet and direct marketing retail (4.1%)
Amazon.com, Inc.(NON)	14,795	25,682,788
Etsy, Inc.(NON)	95,100	5,373,150
Global Fashion Group SA (acquired 8/2/13, cost $702,128) (Private) (Luxembourg)(NON)(F)(RES)	3,107	6,388

		31,062,326
IT Services (8.2%)
Accenture PLC Class A	70,700	13,599,145
Fidelity National Information Services, Inc.	103,700	13,767,212
Okta, Inc.(NON)	58,573	5,767,098
Visa, Inc. Class A	167,800	28,863,278

		61,996,733
Leisure products (1.6%)
Hasbro, Inc.	104,500	12,403,105

		12,403,105
Life sciences tools and services (1.6%)
Thermo Fisher Scientific, Inc.	41,000	11,942,070

		11,942,070
Machinery (1.2%)
Stanley Black & Decker, Inc.	62,200	8,982,302

		8,982,302
Personal products (3.2%)
Unilever NV (Netherlands)	407,603	24,501,326

		24,501,326
Road and rail (1.2%)
Union Pacific Corp.	57,100	9,249,058

		9,249,058
Semiconductors and semiconductor equipment (5.5%)
ASML Holding NV (Netherlands)	18,500	4,595,770
First Solar Inc.(NON)	88,500	5,133,885
NXP Semiconductors NV	127,600	13,923,712
ON Semiconductor Corp.(NON)	430,600	8,271,826
Texas Instruments, Inc.	77,100	9,964,404

		41,889,597
Software (15.3%)
Adobe, Inc.(NON)	79,900	22,072,375
DocuSign, Inc.(NON)	157,400	9,746,208
Microsoft Corp.	371,100	51,594,034
Salesforce.com, Inc.(NON)	107,200	15,912,768
ServiceNow, Inc.(NON)	37,000	9,392,450
Talend SA ADR(NON)	218,899	7,438,188

		116,156,023
Specialty retail (5.1%)
Home Depot, Inc. (The)	87,100	20,208,942
Lowe's Cos., Inc.	87,900	9,665,484
TJX Cos., Inc. (The)	104,600	5,830,404
Ulta Beauty, Inc.(NON)	11,300	2,832,345

		38,537,175
Technology hardware, storage, and peripherals (4.2%)
Apple, Inc.	140,572	31,483,911

		31,483,911
Textiles, apparel, and luxury goods (1.8%)
adidas AG (Germany)	25,434	7,918,731
Levi Strauss & Co. Class A(NON)(S)	295,222	5,621,027

		13,539,758

Total common stocks (cost $592,948,497)		$754,631,719

WARRANTS (—%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value
Neuralstem, Inc. Ser. K, (acquired 4/20/17, cost $—)(RES)	1/9/22	$42.00	11,244	$—

Total warrants (cost $—)				$—

SHORT-TERM INVESTMENTS (2.7%)(a)
	Shares	Value
Putnam Cash Collateral Pool, LLC 2.15%(AFF)	15,556,853	$15,556,853
Putnam Short Term Investment Fund 2.05%(AFF)	4,796,047	4,796,047

Total short-term investments (cost $20,352,900)		$20,352,900
TOTAL INVESTMENTS

Total investments (cost $613,301,397)		$774,984,619

	FORWARD CURRENCY CONTRACTS at 9/30/19 (aggregate face value $23,994,031) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		British Pound	Sell	12/18/19	$2,367,123	$2,350,433	$(16,690)
	Barclays Bank PLC
		British Pound	Sell	12/18/19	200,313	198,677	(1,636)
	JPMorgan Chase Bank N.A.
		Euro	Sell	12/18/19	8,936,307	9,006,546	70,239
	State Street Bank and Trust Co.
		Euro	Sell	12/18/19	4,737,932	4,775,816	37,884
	UBS AG
		Euro	Sell	12/18/19	7,606,217	7,662,559	56,342

	Unrealized appreciation						164,465

	Unrealized (depreciation)						(18,326)

	Total						$146,139
*	The exchange currency for all contracts listed is the United States Dollar.

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2019 through September 30, 2019 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $757,887,718.
(NON)	This security is non-income-producing.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $1,229,818, or 0.2% of net assets.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 12/31/18	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 9/30/19
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$29,858,608	$161,522,151	$175,823,906	$482,093	$15,556,853
	Putnam Short Term Investment Fund**	3,374,016	125,442,367	124,020,336	292,945	4,796,047

	Total Short-term investments	$33,232,624	$286,964,518	$299,844,242	$775,038	$20,352,900
* No management fees are charged to Putnam Cash Collateral Pool, LLC. There were no realized or unrealized gains or losses during the period.
# The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund received cash collateral of $15,556,853, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $15,239,156.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities' valuation inputs.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
At the close of the reporting period, the fund maintained liquid assets totaling $23,988 to cover certain derivative contracts.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund had a net liability position of $18,326 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$26,012,501	$—	$—
Consumer discretionary	131,898,155	—	6,406
Consumer staples	65,490,526	—	—
Financials	72,591,756	—	1,223,400
Health care	76,120,277	—	—
Industrials	52,605,214	—	12
Information technology	251,526,264	—	—
Materials	53,305,327	—	—
Utilities	23,851,881	—	—

Total common stocks	753,401,901	—	1,229,818
Warrants	—	—	—
Short-term investments	4,796,047	15,556,853	—

Totals by level	$758,197,948	$15,556,853	$1,229,818
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$146,139	$—

Totals by level	$—	$146,139	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund's net assets and were not considered a significant portion of the fund's portfolio.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Forward currency contracts (contract amount)	$24,600,000
Warrants (number of warrants)	11,000

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com